Filed Pursuant to Rule 497(e)
1933 Act File No. 033-37426
1940 Act File No. 811-06194

UTC North American Fund, Inc.

August 16, 2011

Supplement to the Prospectus
dated April 29, 2011

Fund Fees and Expenses

The Fund Fees and Expenses information is replaced in its entirety as set forth below.  This correctly reflects the Total Annual Fund Operating Expenses as 2.54% instead of the previously reported 2.51%.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original, purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 calendar days)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution (12b-1) Fees	0.50%
Other Expenses	1.54%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	2.54%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
UTC North American Fund	$257	$791	$1,350	$2,875

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Please retain this Supplement for future reference.